Exhibit 10.8

6-1162-DLJ-891R4
July 12, 1996

United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:       Letter Agreement No. 6-1162-DLJ-891R4
               to Purchase Agreement No. 1670 -
               [*CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT]


Gentlemen:

Reference is made to Purchase Agreement No. 1670 dated as of December 18, 1990 (the Purchase Agreement) between The Boeing Company (Boeing), and United Air Lines, Inc. (Buyer), relating to the sale by Boeing and the purchase by Buyer of thirty-nine (39) Model 747-422 aircraft (hereinafter referred to as the Aircraft).

Further reference is made to Letter Agreement 1670-5 dated as of even date herewith to the Purchase Agreement relating to the granting of options to purchase eleven (11) Model 747-422 option aircraft (the Option Aircraft).

This letter, when accepted by Buyer contemporaneously with the execution of the Purchase Agreement, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1670             SA-9

United Air Lines, Inc.
6-1162-DLJ-891R4 Page 2


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1670             SA-9

United Air Lines, Inc.
6-1162-DLJ-891R4 Page 3

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1670             SA-9

United Air Lines, Inc.
6-1162-DLJ-891R4 Page 4

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1670             SA-9

United Air Lines, Inc.
6-1162-DLJ-891R4 Page 5

11.  Non-Disclosure.

     The parties understand that certain commercial and financial information contained in this letter agreement is considered as privileged and confidential. The parties agree that they will treat such information as privileged and confidential and will not, without prior written consent of the other party, disclose such information to any other person except as may be required by
(i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of
Article 11.2 of the Purchase Agreement. In connection with any such disclosure or filing of such information pursuant to any applicable law or governmental regulations; Buyer shall request and use its best reasonable efforts to obtain confidential treatment of such information. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment. In fulfilling its obligations under this paragraph 11, the parties shall only be required to use the same degree of care to prevent unauthorized disclosure and use of the information contained in this Letter Agreement as they would use to prevent the disclosure and use of its own commercial and financial information of the same or similar nature and which it considers proprietary or confidential.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By /s/ M. O. Hunt
   --------------
Its Attorney In Fact
    ----------------

ACCEPTED AND AGREED TO this
Date: July 12, 1996
      -------

UNITED AIR LINES, INC.

By /s/ Douglas A. Hacker
   ---------------------
Its Senior Vice President and
    -------------------------
    Chief Financial Officer
    -----------------------


P.A. No. 1670             SA-9